                                                                   EXHIBIT T3E.2


                        CONSENT AND LETTER OF TRANSMITTAL

                   To Tender and to Give Consent In Respect of
                 Series B 10-5/8% Senior Secured Notes Due 2000
                                       of
                               GENERAL MEDIA, INC.

      Pursuant to the Offer to Exchange and Consent Solicitation Statement
                             Dated February 16, 2001

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THIS OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 20, 2001 OR
SUCH OTHER DATE AS MAY BE ANNOUNCED PURSUANT TO THE TERMS HEREOF (THE "EXPIRATION DATE"). TO BE CONSIDERED FOR ACCEPTANCE, NOTES MUST BE VALIDLY TENDERED BY NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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              The Depositary for the Offer and the Solicitation is:

                              THE BANK OF NEW YORK

        By Hand/Overnight Courier:                          By Mail:

           THE BANK OF NEW YORK                       THE BANK OF NEW YORK
            101 BARCLAY STREET                         101 BARCLAY STREET
          REORG DEPARTMENT - 7E                       REORG DEPARTMENT - 7E
         NEW YORK, NEW YORK 10286                   NEW YORK, NEW YORK 10286
            ATTN: MR. KIN LAU                           ATTN: MR. KIN LAU

       By facsimile: (212) 815-6339           Call (212) 815-3750 for Confirmation

        THE ENTIRE OFFER IS CONDITIONED (UNLESS WAIVED BY THE COMPANY OR THE HOLDERS) UPON THE HOLDERS OF AT LEAST 99% OF THE OUTSTANDING PRINCIPAL AMOUNT OF NOTES TENDERING THEIR NOTES FOR EXCHANGE IN ACCORDANCE WITH THE OFFER ("MINIMUM TENDER") AND THE EFFECTIVENESS OF THE PROPOSED WAIVER AND AMENDMENTS (DEFINED BELOW) TO THE RELATED INDENTURE (DEFINED BELOW).

        CONSENTS WILL BE DEEMED TO BE GIVEN WITH RESPECT TO ANY NOTES TENDERED. IF MINIMUM TENDER IS OBTAINED OR WAIVED AND THE PROPOSED WAIVER AND AMENDMENTS BECOME EFFECTIVE, ALL HOLDERS OF NEW NOTES (DEFINED BELOW) WILL BE BOUND BY THE PROPOSED WAIVER AND AMENDMENTS. HOWEVER, UNTIL ACCEPTED BY THE COMPANY IN ACCORDANCE WITH THE TERMS SET FORTH HEREIN AND IN THE STATEMENT (DEFINED BELOW), THE OFFER MAY BE AMENDED, EXTENDED, RESCINDED OR TERMINATED BY THE COMPANY FOR ANY REASON (SUBJECT TO CERTAIN NOTICE AND EXTENSION REQUIREMENTS, AS SET FORTH HEREIN AND IN THE STATEMENT). IF MINIMUM TENDER IS NOT OBTAINED OR WAIVED, OR IF FOR ANY REASON THE PROPOSED WAIVER AND AMENDMENTS DO NOT BECOME EFFECTIVE, NO NOTES MAY BE ACCEPTED FOR EXCHANGE AND ANY TENDERED NOTES WILL BE RETURNED.

        NOTES TENDERED MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER, UNLESS THE COMPANY HAS FAILED TO PAY THE EXCHANGE CONSIDERATION TO THE DEPOSITARY ON THE EXCHANGE DATE. THE REVOCATION OF A HOLDER'S TENDER AND CONSENT WILL BE EFFECTIVE ONLY BY MEANS OF A SIGNED WRITING SPECIFICALLY STATING SUCH WITHDRAWING HOLDER'S INTENTION TO REVOKE ITS TENDER AND CONSENT. NOTES MAY BE TENDERED AND WITHDRAWN ONLY AS PROVIDED FOR HEREIN BELOW.

        DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERY OF AN AGENT'S

MESSAGE (AS DEFINED BELOW) IN LIEU OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL NOT BE EFFECTIVE UNTIL RECEIVED BY THE DEPOSITARY.

        ANY QUESTIONS AND REQUESTS FOR ASSISTANCE WITH RESPECT TO PROCEDURAL MATTERS IN CONNECTION WITH THE OFFER MAY BE DIRECTED TO THE BANK OF NEW YORK (THE "DEPOSITARY") AT ITS ADDRESSES AND TELEPHONE NUMBERS SET FORTH ON THE BACK PAGE OF THIS STATEMENT.

        NEITHER THE COMPANY NOR ANY SUBSIDIARY GUARANTOR (AS DEFINED BELOW) NOR THEIR RESPECTIVE BOARDS OF DIRECTORS NOR THE DEPOSITORY NOR THE TRUSTEE (AS DEFINED BELOW) NOR ANY OTHER PERSON HAS AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION ON BEHALF OF THE COMPANY, ANY SUBSIDIARY GUARANTOR, THE DEPOSITORY OR THE TRUSTEE AS TO WHETHER HOLDERS SHOULD PARTICIPATE OR REFRAIN FROM PARTICIPATING IN THE OFFER. NEITHER THE COMPANY NOR ANY SUBSIDIARY GUARANTOR NOR THEIR RESPECTIVE BOARDS OF DIRECTORS NOR THE DEPOSITORY NOR THE TRUSTEE NOR ANY OTHER PERSON HAS AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION IN CONNECTION WITH THE OFFER ON BEHALF OF THE COMPANY OR ANY SUBSIDIARY GUARANTOR, THE DEPOSITORY OR THE TRUSTEE OTHER THAN THOSE CONTAINED IN THIS OFFER. YOU ARE ADVISED THAT YOU MAY NOT RELY ON ANY SUCH RECOMMENDATION OR ANY SUCH INFORMATION OR REPRESENTATION, IF GIVEN OR MADE, AS HAVING BEEN AUTHORIZED BY THE COMPANY, ANY SUBSIDIARY GUARANTOR, THE DEPOSITORY, THE TRUSTEE OR ANY OTHER PERSON.

        THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED, OR ANY OTHER ACTION IS TAKEN IN CONNECTION HEREWITH.

        HOLDERS (OR PERSONS ON BEHALF OF OR FOR WHOSE BENEFIT NOTES ARE HELD) WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE CONSIDERATION (AS DEFINED BELOW) PURSUANT TO THE OFFER MUST VALIDLY TENDER OR CAUSE TO BE TENDERED THEIR NOTES TO THE BANK OF NEW YORK, AS DEPOSITARY, AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. TENDERS MAY NOT BE WITHDRAWN AT ANY TIME AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, UNLESS THE COMPANY HAS FAILED TO PAY THE EXCHANGE CONSIDERATION TO THE DEPOSITARY ON THE EXCHANGE DATE.

        Except as stated immediately below, this Consent and Letter of Transmittal ("Consent and Letter of Transmittal") must be completed and delivered to the Depositary by each Holder or its Authorized Proxy Holder (as defined below) that tenders Notes in the Offer. A financial institution that is a participant in the Depositary Trust Corporation ("DTC") whose name appears on a security position listing as the owner of Notes and that has authority to tender such Notes pursuant to a proxy (an "Omnibus Proxy") issued by DTC as Holder (a "DTC Participant") that tenders Notes by book-entry delivery, may, in lieu of delivering this Consent and Letter of Transmittal, accept the Offer and thereby deliver its Consent in respect of such Notes to the Depositary via the DTC Automated Tender Offer Program ("ATOP") in accordance with ATOP procedures. Pursuant to ATOP procedures, DTC is required to verify Offer acceptances and Consents transmitted via ATOP, execute a book-entry delivery to the Depositary's account at DTC and send an Agent's Message (as defined below) to the Depositary in respect of such acceptance and Consent. Delivery of the Agent's Message by DTC to the Depositary will satisfy the terms of the Offer as to execution and delivery of a Consent and Letter of Transmittal by the DTC Participant, to the extent identified in the Agent's Message. Notwithstanding the foregoing, DTC Participants may accept the Offer and deliver Consents in any other manner provided for herein, including, without limitation, by delivering this Consent and Letter of Transmittal and physically tendering Notes, and any DTC Participant or Holder may tender Notes and give Consents with respect to such Notes by submitting a notice of guaranteed delivery (as defined below) via ATOP or otherwise. HOWEVER, NEITHER THE DELIVERY OF ANY DOCUMENT NOR THE TRANSMITTAL OF ANY INFORMATION TO DTC VIA ATOP OR OTHERWISE SHALL CONSTITUTE DELIVERY TO THE DEPOSITARY, UNLESS AND UNTIL ACTUALLY RECEIVED BY THE DEPOSITARY. THE MANNER AND ALL ASPECTS OF TENDER AND DELIVERY ARE THE RESPONSIBILITY OF AND AT THE RISK OF THE HOLDER AND, IF APPLICABLE, THE DTC PARTICIPANT.

        THE OFFER IS CONDITIONED IN ITS ENTIRETY UPON THE OCCURRENCE OF MINIMUM TENDER OR WAIVER THEREOF (AS DESCRIBED IN THE STATEMENT) AND MAY BE AMENDED, RESCINDED OR TERMINATED BY THE COMPANY AT ANY TIME AND FOR WHATEVER REASON PRIOR TO THE EXCHANGE (SUBJECT TO CERTAIN NOTICE

AND EXTENSION REQUIREMENTS, AS SET FORTH HEREIN AND IN THE STATEMENT), AND IN THE EVENT THAT THE OFFER IS WITHDRAWN OR IS OTHERWISE NOT COMPLETED, VALIDLY TENDERED NOTES WILL NOT BE EXCHANGED.

        THE OFFER AND SOLICITATION ARE MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE STATEMENT AND HEREIN. HOLDERS SHOULD CAREFULLY REVIEW THE INFORMATION SET FORTH THEREIN AND HEREIN. ALL CAPITALIZED TERMS USED HEREIN AND NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE STATEMENT.

        Each Holder or DTC Participant that shall, or whose Authorized Proxy Holder shall, have completed, executed and delivered this Consent and Letter of Transmittal (or, as applicable, shall have delivered its acceptance of the Offer and its Consent via ATOP) agrees to be bound by the terms of this Consent and Letter of Transmittal and of the Statement.

        Each Holder or DTC Participant (and any indirect participant in or beneficial owner of any Notes) seeking to tender Notes in this Offer (and thereby give its Consent) is advised to seek assistance from its broker, dealer, commercial bank, trust company, or other nominee in completing this form. The instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Statement, this Consent and Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary, whose addresses and telephone numbers appear on the back cover of this Consent and Letter of Transmittal. See Instruction 11 below.

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                                MANNER OF TENDER

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[ ]   CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:
                                    ------------------------------------------

      Account Number with DTC:                    VOI Number:
                              ------------------             -----------------



        If a Holder desires to tender Notes pursuant to the Offer and deliver a Consent pursuant to the Solicitation and (i) time will not permit this Consent and Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or (ii) the procedures for book-entry transfer cannot be completed, in each case, at or prior to 5:00 p.m., New York City time, on the Expiration Date, such Holder may nevertheless tender Notes and deliver Consents in respect of such Notes in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "Procedures for Tendering Notes -- Guaranteed Delivery." See Instruction 1 below.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s):
                                      ----------------------------------------

      Window Ticket No. (if any):
                                 ---------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
                                                         ---------------------

      Name of Eligible Institution that Guaranteed Delivery:
                                                            ------------------

      Check if using DTC: [ ]

      Account Number with DTC:                       VOI Number:
                              --------------------              --------------

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                                       4

        List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-----------------------------------------------------------------------------------------------------------------------
                                                     NOTES TENDERED AND CONSENTS GIVEN
-----------------------------------------------------------------------------------------------------------------------
    NAME(s) AND ADDRESS(es) OF REGISTERED
                 HOLDER(s) OR                                               AGGREGATE
         NAME OF DTC PARTICIPANT AND                                        PRINCIPAL
            PARTICIPANT'S ACCOUNT                                             AMOUNT               PRINCIPAL AMOUNT
       NUMBER IN WHICH NOTES ARE HELD.                                     REPRESENTED            TENDERED (AND WITH
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(s)            CERTIFICATE            BY             RESPECT TO WHICH CONSENT
         APPEAR(s) ON CERTIFICATE(s))                    NUMBER(s)*      CERTIFICATE(s)*              IS GIVEN)**
                                                         --------------------------------------------------------------
                                                                         $                     $
                                                         --------------------------------------------------------------
                                                                         $                     $
                                                         --------------------------------------------------------------
                                                                         $                     $
                                                         --------------------------------------------------------------
                                                                         $                     $
                                                         --------------------------------------------------------------
                                                         TOTAL PRINCIPAL $                     $
                                                         AMOUNT OF NOTES
-----------------------------------------------------------------------------------------------------------------------
* Need not be completed by Holders tendering by book-entry transfer (see below).

**Unless otherwise indicated in the column labeled "Principal Amount Tendered," and subject to the terms and conditions of the Statement, a Holder will be deemed to have tendered and consented with respect to the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount Represented by
  Certificate(s)." Consents shall be deemed to be given with respect to all Notes tendered. See Instruction 3, "Partial
  Tenders and Consents."
-----------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

        By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange and Consent Solicitation Statement dated February 16, 2001 (the "Statement") of General Media, Inc., a Delaware corporation (the "Company"), with respect to its 10-5/8% Series B Senior Secured Notes Due 2000 (the "Notes"), and this Consent and Letter of Transmittal and the instructions hereto (together with the Statement, the "Offer"), which together constitute (i) the Company's offer to exchange its outstanding Notes for an equal principal amount of its 15% Series C Senior Secured Notes Due 2004 ("New Notes"), which will mature on the third anniversary of the Exchange Date and bear interest at the rate of 15.00% per annum, together with 0.1923 shares of the Company's Class A Preferred Stock, par value $.01 per share (the "Preferred Stock" and, together with the New Notes and the Exchange Payment (as defined below), the "Exchange Consideration"), per $1,000 principal amount of Notes exchanged, and (ii) the Company's solicitation (the "Solicitation") of related consents (the "Consents") from registered holders of Notes ("Holders") to the Proposed Waiver and Amendments to the Indenture dated as of December 21, 1993 between the Company, the subsidiary guarantors parties thereto and The Bank of New York, as trustee (the "Trustee"), successor in interest to IBJ Schroder Bank & Trust Company, as amended by the First Supplemental Indenture dated as of May 19, 1999, pursuant to which the Notes were issued (as amended, the "Indenture"). The provisions of the Proposed Waiver and Amendments to the Indenture will only apply to the New Notes issued in connection with the Exchange. Additional terms relating to the New Notes and the Preferred Stock are described in greater detail in the Statement. Ownership of the Preferred Stock will automatically follow ownership of the New Notes. The Company will make a one-time payment to Holders (the "Exchange Payment") equal to 2% of the face value of the Notes exchanged in the Exchange and will pay the reasonable fees and expenses of the Trustee and its counsel and one counsel selected by Holders of a majority of the Notes exchanged in the Exchange.

        Upon the terms and subject to the conditions of the Offer, the undersigned hereby: (i) tenders to the Company Notes in the principal amount indicated in the table above entitled Notes Tendered and Consents Given (the "Tendered Amount"), (ii) subject to the completion of the Exchange, acknowledges the expiration of all warrants to purchase the common stock of the Company held or beneficially owned by it and (iii) gives its Consent with respect to such tendered Notes to the Proposed Waiver and Amendments and to the second supplemental indenture substantially in the form attached as an exhibit to the Statement (the "Supplemental Indenture") containing the Proposed Waiver and Amendments (hereby revoking any previously submitted withdrawal or revocation).

        Subject to, and effective upon, the Exchange of any Notes tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the tendered Notes (or portions thereof) so accepted and exchanged, and the undersigned also consents to the Proposed Waiver and Amendments. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) (i) to present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company,
(ii) to present such Notes for transfer of ownership on the books of the relevant security register, (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and/or (iv) to deliver to the Company and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Waiver and Amendments, all in accordance with the terms of and conditions to the Offer and the Solicitation as described in the Statement.

        If the undersigned is not the registered Holder of the Notes listed in the box above labeled "Description of Notes" under the column heading "Aggregate Principal Amount Represented by Certificate(s)", or such Holder's legal representative or attorney-in-fact, then, in order to validly render a Consent, the undersigned will have to obtain a properly completed irrevocable proxy, in form and substance acceptable to the Company in its sole discretion (a "Consent Proxy", which shall include, without limitation, an Omnibus Proxy) that authorizes the undersigned or the undersigned's legal representative or attorney-in-fact (in either case, an "Authorized Proxy Holder") to accept the Offer in respect of such Notes on behalf of the Holder thereof, and such Consent Proxy will be delivered with this Consent and Letter of Transmittal. Any reference herein to a "Holder" shall be deemed also to refer to an "Authorized Proxy Holder", where applicable.

        Assuming the consummation of the Offer, the Company intends to execute the Supplemental Indenture on the Exchange Date, and to thereafter proceed with the Offer and Exchange in accordance with its terms and conditions. The undersigned understands that tenders of Notes may be withdrawn as provided for herein below at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date, and not thereafter, unless the Company has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. THE UNDERSIGNED UNDERSTANDS THAT TENDERED NOTES MAY BE WITHDRAWN ONLY IN ACCORDANCE WITH THE PROCEDURES HEREIN AND THAT, EXCEPT AS PROVIDED IN THE NEXT PARAGRAPH, TENDERED NOTES MAY NOT BE WITHDRAWN IN WHOLE OR IN PART AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, UNLESS THE COMPANY HAS FAILED TO PAY THE EXCHANGE CONSIDERATION TO THE DEPOSITARY ON THE EXCHANGE DATE.

        In the event of a termination of the Offer, Notes tendered pursuant to the Offer will be returned to the tendering Holder promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered). If Minimum Tender is not obtained or waived, the Supplemental Indenture will not become operative and the Offer will be terminated. If the Company makes a material change in the terms of the Offer, the Company will disseminate additional material in respect of the Offer and will extend the Offer, to the extent required by law. If the Solicitation is amended prior to the Expiration Date in a manner constituting a material adverse change to the Holders, the Company will promptly disclose such amendment and, if necessary, extend the Solicitation for a period deemed by the Company to be adequate to permit Holders to withdraw their Notes and thereby revoke their related Consents. In addition, tenders of Notes may be withdrawn, regardless of whether such withdrawal occurs after 5:00 p.m., New York City time, on the Expiration Date, if the Company alters the substantive terms of the Exchange, on or prior to the date ten business days after the date that notice of any such alteration is first published, given or sent to Holders by the Company.

        The undersigned understands that for a withdrawal of a tender of Notes and revocation of Consents to be effective, a written, telegraphic or facsimile transmission notice of withdrawal or a Request Message (as defined below) must be timely received by the Depositary at its address set forth on the front cover of this Consent and Letter of Transmittal, at or prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal and/or revocation must: (i) specify the name of the person who tendered the Notes to be withdrawn and/or delivered the revoked Consent, as applicable; (ii) in the case of a withdrawal, contain the description of the Notes being withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and set forth the aggregate principal amount represented by such Notes, and
(iii) be signed by the Holder of such Notes (or its Authorized Proxy Holder) in the same manner as the original signature on the Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect the revocation on behalf of such Holder. In lieu of submitting a written, telegraphic or facsimile transmission notice of withdrawal, DTC Participants may electronically transmit a request for withdrawal and revocation to DTC. In accordance with DTC procedures, DTC is required to edit the request and send a "Request Message" to the Depositary, which will state that DTC has received a request for withdrawal and revocation from a DTC Participant and identifies the Notes or principal amounts to which such request relates. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a properly completed and presented written or facsimile notice of withdrawal or a Request Message is effective immediately upon receipt thereof even if physical release is not yet effected.

        The undersigned understands that tenders of Notes and delivery of Consents pursuant to any of the procedures described in the Statement and in the instructions hereto (and subsequent acceptance by the Company, in the case of tenders, or upon the effectiveness of the Supplemental Indenture, in the case of Consents) will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth in the Statement, herein and, if applicable, the Notice of Guaranteed Delivery.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange and transfer the Notes tendered hereby and to give the Consent contained herein, and that when such tendered Notes are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the exchange and transfer of any Notes tendered hereby, or to perfect the undersigned's Consent to the Proposed Waiver and Amendments.

        For purposes of the Offer, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived, or has caused to be waived, such defect) will be deemed to have been accepted for exchange, if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when the Company, the Subsidiary Guarantors and the Trustee execute the Supplemental Indenture as soon as practicable on the Exchange Date.

        All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and Letter of Transmittal, or a manually signed facsimile copy hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company (or, in the case of an ATOP tender, until receipt by the Depositary of the applicable Agent's Message). All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes (and corresponding deliveries and revocations of Consents) will be determined by the Company, in its sole discretion, which determination shall be final and binding.

        Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that (i) any New Notes and Preferred Stock to be issued in exchange for Notes tendered by the undersigned be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to DTC), and (ii) any Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of Notes tendered by book-entry transfer, by credit to DTC). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any New Notes and Preferred Stock to be issued in exchange for Notes, and any Notes representing principal amounts not tendered or not accepted for purchase be delivered to the undersigned at the address(es) shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any New Notes and Preferred Stock to be issued in exchange for Notes, and any Notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such New Notes, Preferred Stock and/or Notes, as the case may be, be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Notes so tendered.

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

        (TO BE COMPLETED BY ALL TENDERING AND CONSENTING HOLDERS OF NOTES
              WHO COMPLETE THE SUBSTITUTE FORM W-9 CONTAINED HEREIN
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

        THE COMPLETION, EXECUTION AND DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL WILL CONSTITUTE A CONSENT TO THE PROPOSED WAIVER AND AMENDMENTS WITH RESPECT TO, AND ONLY WITH RESPECT TO, NOTES TENDERED FOR EXCHANGE.

        Except as provided below for Authorized Proxy Holders, this Consent and Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Consent and Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

        IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S) OF THE NOTES, THEN THE REGISTERED HOLDER(S) MUST SIGN A CONSENT PROXY, WHICH SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, AND THE SIGNATURE APPEARING BELOW MUST BE THAT OF THE AUTHORIZED PROXY HOLDER. THE CONSENT PROXY SHOULD ACCOMPANY THIS CONSENT AND LETTER OF TRANSMITTAL.

X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
       Signature(s) of Registered Holder(s) or Authorized Proxy Holder(s)

Dated:_______________________, 2001

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (Please Print)
Capacity:
         -----------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            ----------------------------------------------------

Tax Identification or
Social Security No.:
                    ------------------------------------------------------------
                  SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

--------------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                            of Eligible Institution)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)

Dated:_______________________, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5, 6 AND 7)

        To be completed ONLY if certificates for New Notes and/or Preferred Stock are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.

        [ ] Issue New Notes to:
                               (check if desired)

        [ ] Issue Preferred Stock to:
                               (check if desired)
Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)
                        (See Substitute Form W-9 herein)

Credit New Notes and/or Preferred Stock by book-entry transfer to the DTC account set forth below:


--------------------------------------------------------------------------------
                              (DTC Account Number)

Number of Account Party:
                        --------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 3, 4, 5, 6 AND 7)

        To be completed ONLY if certificates for New Notes and/or Preferred Stock are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.

        [ ] Issue New Notes to:
                               (check if desired)

        [ ] Issue Preferred Stock to:
                               (check if desired)

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

Address
       -------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)
                        (See Substitute Form W-9 herein)




--------------------------------------------------------------------------------

                                  INSTRUCTIONS

        (Forming Part of the Terms and Conditions of the Offer and the Solicitation)

        1. DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL AND CERTIFICATES FOR NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. This Consent and Letter of Transmittal is to be completed by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Notes -- Book-Entry Delivery Procedures" in the Statement; or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Notes -- Guaranteed Delivery" in the Statement, and, in each case, instructions are not being transmitted through ATOP. All physically delivered Notes or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes and delivered electronically, as well as a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile copy thereof) and any other documents required by this Consent and Letter of Transmittal, must be received by the Depositary at its address set forth herein at or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

        THE METHOD OF DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL, THE NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Depositary.

        No alternative, conditional or contingent tenders or Consents will be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile copy thereof), waive any right to receive any notice of the acceptance of their Notes for exchange.

        THIS CONSENT AND LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, NOT TO THE COMPANY OR THE TRUSTEE.

        If a Holder desires to tender Notes pursuant to the Offer and deliver a Consent pursuant to the Solicitation, and (i) time will not permit this Consent and Letter of Transmittal, certificates representing such Notes and other required documents to reach the Depositary at or prior to 5:00 p.m., New York City time, on the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed at or prior to 5:00 p.m., New York City time, on the Expiration Date, such Holders may effect a tender of Notes and delivery of a Consent in accordance with the guaranteed delivery procedures set forth in the Statement under the caption "Procedures for Tendering Notes -- Guaranteed Delivery."

                Pursuant to the guaranteed delivery procedures:

                (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents' Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program;

                (b) at or prior to 5:00 p.m., New York City time, on the Expiration Date, the Depositary must have received from such Eligible Institution, at its address set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, telegram or hand delivery) substantially in the form provided by the Company (or an Agent's Message with respect to guaranteed delivery), setting forth the name(s) and address(es) of the registered Holders (or for a participant in DTC, the name appearing on a security position listing as the owner of such Notes), and the principal amount of Notes being tendered and with respect to which a Consent is being delivered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Consent and Letter of Transmittal, or a manually signed facsimile copy thereof, together with certificates representing the Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with DTC as described above), and any other documents required by this Consent and Letter of Transmittal (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Notes tendered, a Consent Proxy executed by such registered Holder) and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

                (c) this Consent and Letter of Transmittal or a facsimile copy hereof, properly completed and duly executed, certificates for the tendered Notes in proper form for transfer (or a Book-Entry Confirmation, including by means of an Agent's Message, of the transfer of such Notes into the Depositary's account with DTC as described above), any required signature guarantees and all other required documents (including, if the person executing this Consent and Letter of Transmittal is not the registered Holder of the Notes tendered, a Consent Proxy executed by such registered Holder) must be received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

        Except as otherwise stated below, tenders of Notes and the concurrent delivery of Consents made pursuant to the Offer and the Solicitation are irrevocable, unless the Company has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Notes tendered pursuant to the Offer may be withdrawn and the related Consents revoked at any time at or prior to 5:00 p.m., New York City time, on the Expiration Date. If, after such time as withdrawal rights expire, the Company alters the terms of the exchange, then previously tendered Notes may be validly withdrawn on or prior to the date ten business days after the date that notice of any such alteration of terms is first published, given or sent to Holders by the Company.

        Tenders of Notes may be withdrawn and related Consents may be revoked by written notice of withdrawal and revocation received by the Depositary delivered by mail, hand delivery, telegraphic or facsimile transmission, which notice must be received by the Depositary at its address set forth herein at or prior to 5:00 p.m., New York City time, on the Expiration Date, unless the Company has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Notice of withdrawal of tendered Notes (and the concurrent revocation of related Consents), to be effective, must (i) be received by the Depositary at its address set forth herein at or prior to 5:00 p.m., New York City time, on the Expiration Date, unless the Company has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. (ii) specify the name of the person who tendered the Notes to be withdrawn, the name in which the Notes are registered (and, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security position listing as the owner of such Notes),
(iii) state the aggregate principal amount represented by Notes to be withdrawn,
(iv) identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and (v) be signed by the Holder of such Notes in the same manner as the original signature on this Consent and Letter of Transmittal (including any required signature guarantee(s)) or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of Notes into the name of the person withdrawing such Notes, and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the registered or Authorized Proxy Holder and the certificate numbers relating to such Notes withdrawn must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes).

        2. CONSENT TO PROPOSED WAIVER AND AMENDMENTS; REVOCATION OF CONSENTS. In accordance with the Statement, all properly completed and executed Consents and Letters of Transmittal tendering

Notes that are accepted for exchange will be counted as Consents with respect to the Proposed Waiver and Amendments, unless the Depositary receives a written notice of revocation of such Tender (and related Consent) at or prior to 5:00 p.m., New York City time, on the Expiration Date, unless the Company has failed to pay the Exchange Consideration to the Depositary on the Exchange Date. Notice of revocation of a Consent, to be effective, must comply with the provisions set forth in Instruction 1 above.

        THE COMPANY INTENDS TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE TO OCCUR ON THE EXCHANGE DATE. SUCH SUPPLEMENTAL INDENTURE, AND THE PROPOSED WAIVER AND AMENDMENTS CONTAINED THEREIN, WILL BE BINDING UPON EACH HOLDER OF NEW NOTES.

        3. PARTIAL TENDERS AND CONSENTS. Tenders of Notes pursuant to the Offer and rendering of corresponding Consents pursuant to the Solicitation may be made only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder or Authorized Proxy Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated. If less than the entire principal amount of any Note is accepted for exchange, a Note representing the unpurchased amount will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC) to the registered Holder or Authorized Proxy Holder, as the case may be, unless otherwise provided in the appropriate box on this Consent and Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for purchase.

        4. SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; CONSENT PROXIES; GUARANTEE OF SIGNATURES. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby and with respect to which the Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

        IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A CONSENT PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION (EACH SUCH PERSON, AN "AUTHORIZED PROXY HOLDER").

        If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents (including Consent Proxies) as there are different names in which certificates are held.

        If this Consent and Letter of Transmittal is signed by the registered Holder or Authorized Proxy Holder, and the certificates for any New Notes, Preferred Stock and/or principal amount of Notes not tendered or not accepted for exchange are to be issued to or, if tendered by book-entry transfer, credited to the account at DTC of, the registered Holder or Authorized Proxy Holder, as the case may be, then the registered Holder or Authorized Proxy Holder need not endorse any certificates for tendered Notes, nor provide a separate bond power. In any other case (including if this Consent and Letter of Transmittal is not signed by the registered Holder or Authorized Proxy Holder), the registered Holder or Authorized Proxy Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Consent and Letter of Transmittal (in either case, executed exactly as the names of the registered Holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

        If this Consent and Letter of Transmittal, Consent Proxies (if any) or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company, in its sole discretion, of their authority so to act must be submitted with this Consent and Letter of Transmittal.

        Endorsements on certificates for Notes, signatures on bond powers and any Consent Proxies provided in accordance with this Instruction 4 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by an Eligible Institution.

        No signature guarantee is required if this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of Notes) and any New Notes, Preferred Stock and/or Notes for principal amounts not tendered or not accepted for purchase are to be issued directly to such Holder(s) (or, if signed by a participant in DTC, any New Notes, Preferred Stock and/or Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at DTC) and neither the "Special Issuance Instructions" box nor the "Special Delivery Instructions" box of this Consent and Letter of Transmittal has been completed. In all other cases, all signatures on Consents and Letters of Transmittal and endorsements on certificates, signatures on bond powers and Consent Proxies (if any) accompanying Notes must be guaranteed by an Eligible Institution.

        5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which certificates for New Notes, Preferred Stock and/or Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the registered Holder or Authorized Proxy Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, certificates for New Notes, Preferred Stock and/or Notes not tendered or not accepted for exchange will be sent to the registered Holder or Authorized Proxy Holder of the Notes tendered. Any Holder tendering by book-entry transfer may request that certificates for New Notes, Preferred Stock and/or Notes not tendered or not accepted for exchange be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

        6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's (and that of any other party receiving the Exchange Consideration) correct taxpayer identification number ("TIN"), generally such person's social security or Federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder or other person required to submit the Substitute Form W-9 must cross out item (2) in the Certification box on Substitute Form W-9 if such person is subject to backup withholding. If the Depositary is not provided with the correct taxpayer identification number and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the Holder or other person required to submit the Substitute Form W-9 may be subject to a $50 penalty imposed by the Internal Revenue Service, and such person may be subject to 31% Federal income tax backup withholding on the distributions to the Holder or other recipient of the Exchange Consideration with respect to Notes tendered pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering Holder or other person required to submit the Substitute Form W-9 has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days of the effective date of a payment, the Depositary may withhold the distribution of the Exchange Consideration.

        7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the exchange and transfer of Notes pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for exchange that are registered or issued in the name of any person other than the registered Holder or Authorized Proxy Holder of Notes tendered thereby.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

        8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding. ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS AND CONSENTS WILL NOT BE CONSIDERED VALID. The Company reserves the absolute right to reject any or all tenders and Consents in respect of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Notes and of delivery as to the corresponding Consents. The Company's interpretations of the terms and conditions of the Offer and the Solicitation (including the instructions in this Consent and Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes and deliveries of Consents must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. If the Company waives its right to reject a defective tender of Notes and delivery of Consents, the tendering Holder will be entitled to the applicable exchange. ALL TENDERING HOLDERS, BY EXECUTION OF THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, WAIVE ANY RIGHT TO RECEIVE NOTICE OF THE ACCEPTANCE OF THEIR NOTES FOR EXCHANGE AND OF THE EFFECTIVENESS OF THE PROPOSED WAIVER AND AMENDMENTS. Neither the Company, the Depositary nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes and deliveries of Consents, or will incur any liability to Holders for failure to give any such notice.

        9. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer or the Solicitation in the case of any Notes tendered and Consents delivered, in whole or in part, at any time and from time to time.

        10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or telecopy number set forth on the front cover of this Consent and Letter of Transmittal.

        11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and consenting to the Proposed Waiver and Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to the Depositary, whose addresses and telephone numbers appear on the front cover of this Consent and Letter of Transmittal.

                            IMPORTANT TAX INFORMATION

        Under U.S. Federal income tax laws, a Holder whose tendered Notes are accepted for exchange or other person receiving the Exchange Consideration is required to provide the Depositary (as payer) with such person's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such person is an individual, the TIN is his social security number.

        Certain persons (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements, provided that they properly establish their status when required to do so by filing the applicable forms with the Internal Revenue Service. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that person's foreign status. Other exempt persons should indicate their exempt status on the attached Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If the Depositary is not provided with the correct taxpayer identification number and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the Holder or other person receiving the Exchange Consideration may be subject to a $50 penalty imposed by the Internal Revenue Service, and the distribution of the Exchange Consideration made to the Holder or other recipient with respect to Notes purchased pursuant to the Offer may be subject to a backup withholding tax. If backup withholding applies, the Depositary is required to withhold 31% of any distribution of the Exchange Consideration made to the Holder or other recipient. Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. The Depositary reserves the right to withhold the Exchange Consideration until it receives a completed Form W-9, or other appropriate substitute, which provides proof of exemption from backup withholding.

PURPOSE OF SUBSTITUTE FORM W-9

        To avoid backup withholding on the distribution of the Exchange Consideration made with respect to Notes tendered pursuant to the Offer, the Holder or other person receiving the Exchange Consideration is required to (i) provide the Depositary with the such person's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such person is awaiting a TIN) and (ii) certify that (A) such person is exempt from backup withholding, (B) such person has not been notified by the Internal Revenue Service that such person is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified such person that such person is no longer subject to backup withholding. Alternatively, such person may establish another basis for exemption from backup withholding. A non-exempt person may check the box in
Part 3 of the attached Substitute Form W-9 if such person has not been issued a taxpayer identification number and has applied for a taxpayer identification number or intends to apply for a taxpayer identification number in the near future. If a non-exempt person checks the box in Part 3, such person must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to prevent backup withholding. In the event that such person fails to provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary must backup withhold 31% of the distributions made to such person, and may withhold the distribution of the Exchange Consideration.

WHAT NUMBER TO GIVE THE DEPOSITARY

        The Holder or other person receiving the Exchange Consideration is required to give the Depositary the TIN (e.g., social security number or employer identification number) of such person. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------------
                                     PAYER'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------------------------------------

   SUBSTITUTE                PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT          Social Security Number
                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
    FORM W-9
                                                                                ------------------------------
                                                                                              OR


                                                                                ------------------------------
                                                                                Employer Identification Number
                             ---------------------------------------------------------------------------------
                             PART 2 - CERTIFICATION -- Under Penalties of Perjury, I certify that:
                             (1)  The number shown on this form is my correct Taxpayer Identification Number
                                  (or I am waiting for a number to be issued to me) and
                             (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                                  ("IRS") that I am subject to backup withholding, as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                             ---------------------------------------------------------------------------------
PAYER'S REQUEST FOR          CERTIFICATION INSTRUCTIONS -- You must cross out item (2)
TAXPAYER IDENTIFICATION      in Part 2 above if you have been notified by the IRS that        PART 3 --
NUMBER ("TIN")               you are subject to backup withholding because you have
                             failed to report all interest or dividends on your tax
                             return. However, if after being notified by the IRS that
                             you were subject to backup withholding you received
                             another notification from the IRS stating that you are no     Awaiting TIN [ ]
                             longer subject to backup withholding, do not cross out
                             item (2).

                             Signature________________________  Date_____________, 2001

                             __________________________________________________________
                             Name (Please Print)
--------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 31% of all reportable payments made to me will be withheld until I provide a number.

___________________________________________   ____________________________, 2001
                Signature                                  Date

___________________________________________
           Name (Please Print)

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


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------
                                      Give the
                                      SOCIAL SECURITY
For this type of account:             number of--
------------------------------------------------------------------------
1.  An individual's account           The individual

2.  Two or more individuals           The actual owner of the account
    (joint account)                   or, if combined funds, the first
                                      individual on the account(1)

3.  Husband and wife (joint           The actual owner of the account
    account)                          or, if joint funds, either
                                      person(1)

4.  Custodian account of a            The minor(2)
    minor (Uniform Gift to
    Minors Act)

5.  Adult and minor (joint            The adult or, if the minor is
    account)                          the only contributor, the minor(1)

6.  Account in the name of            The ward, minor, or incompetent
    guardian or committee for         person(3)
    a designated ward, minor,
    or incompetent person

7.  a.  The usual                     The grantor-trustee(1)
    revocable savings trust
    account (grantor is also
    a trustee)

    b.  So-called trust account       The actual owner(1)
        that is not a legal or
        valid trust under State
        law

8.  Sole proprietorship               The owner(4)
    account
------------------------------------------------------------------------


------------------------------------------------------------------------
                                      Give the EMPLOYER
                                      IDENTIFICATION
For this type of account:             number of--
------------------------------------------------------------------------
9.  A valid trust, estate or          Legal entity (Do not furnish the
    pension trust                     identifying number of the
                                      personal representative or
                                      trustee unless the legal entity
                                      itself is not designated in the
                                      account title)(5)

10. Corporate account                 The corporation

11. Religious, charitable or          The organization
    educational organization
    account

12. Partnership account               The partnership
    held in the name of the
    business

13. Association, club or              The organization
    other tax-exempt
    organization

14. A broker or registered            The broker or nominee
    nominee

15. Account with the                  The public entity
    Department of Agriculture
    in the name of a public
    entity (such as a State or
    local government, school
    district or prison) that
    receives agricultural
    program payments



------------------------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

  Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on payments include the following:

-       A corporation.

-       A financial institution.

- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

-       The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

-       An international organization or any agency, or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

-       A real estate investment trust.

-       A common trust fund operated by a bank under section 584(a).

-       An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

- An entity registered at all times under the Investment Company Act of 1940.

-       A foreign central bank issue.

Payments of dividends and patronage dividends not generally subject to backup withholding including the following:

-       Payments to nonresident aliens subject to withholding under section
        1441.

- Payments of patronage dividends where the amount received is not paid in money.

-       Payments made by certain foreign organizations.

-       Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-       Payments described in section 6049(b)(5) to non-resident aliens.

-       Payments on tax-free covenant bonds under section 1451.

-       Payments made by certain foreign organizations.

-       Mortgage interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FORM, AND RETURN IT TO THE PAYER. ALSO SIGN AND DATE THE FORM.

                Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

                PRIVACY ACT NOTICE.--Section 6019 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

              The Depositary for the Offer and the Solicitation is:

                              THE BANK OF NEW YORK


     By Hand/Overnight Courier:                         By Mail:
        THE BANK OF NEW YORK                      THE BANK OF NEW YORK
         101 BARCLAY STREET                        101 BARCLAY STREET
        REORG DEPARTMENT - 7E                     REORG DEPARTMENT - 7E
      NEW YORK, NEW YORK 10286                  NEW YORK, NEW YORK 10286
          ATTN: MR. KIN LAU                         ATTN: MR. KIN LAU

    By facsimile: (212) 815-6339           Call (212) 815-3750 for Confirmation